                                                                    Exhibit 99.3

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           THIRD QUARTER 1997 REPORT
                          ($ in millions) (unaudited)



                                             Three Months Ended                    Nine Months Ended
                                                September 30                          September 30
                                         1997       1996     % Change          1997       1996     % Change
                                         ----       ----     --------          ----       ----     --------
  TV
     Sales                                 195        169         15.4%         585        583          0.3%
     Operating Profit (Loss)                67         47         42.6%         210        191          9.9%
     Depreciation & Amortization            11         11          -             34         36         -5.6%
     Capital Expenditures                    7          3        133.3%          14          9         55.6%
     EBITDA                                 78         58         34.5%         244        227          7.5%

  NETWORK
     Sales                                 672        560         20.0%       2,121      2,021          4.9%
     Operating Profit (Loss)                30         17         76.5%         (57)        87       -165.5%
     Depreciation & Amortization            17         16          6.3%          48         47          2.1%
     Capital Expenditures                   18         10         80.0%          34         25         36.0%
     EBITDA                                 47         33         42.4%          (9)       134       -106.7%

  RADIO
     Sales                                 374        136        175.0%       1,065        402        164.9%
     Operating Profit (Loss)               102         42        142.9%         262        109        140.4%
     Depreciation & Amortization            45          8        462.5%         133         26        411.5%
     Capital Expenditures                    4          2        100.0%          10          4        150.0%
     EBITDA                                147         50        194.0%         395        135        192.6%

  CABLE
     Sales                                  58         50         16.0%         170        143         18.9%
     Operating Profit (Loss)                (1)        10       -110.0%           2         39        -94.9%
     Depreciation & Amortization             3          2         50.0%           9          6         50.0%
     Capital Expenditures                    2          4        -50.0%          10          6         66.7%
     EBITDA                                  2         12        -83.3%          11         45        -75.6%

  CORPORATE & OTHER
     Sales                                 (16)        (5)      -220.0%         (49)       (22)      -122.7%
     Operating Profit (Loss)               (95)       (76)       -25.0%        (264)      (321)        17.8%
     OP (Loss) without Special Items       (95)       (76)       -25.0%        (264)      (245)        -7.8%
     Depreciation & Amortization            31         31          -             93         95         -2.1%
     Capital Expenditures                    2          1        100.0%           4         13        -69.2%
     EBITDA                                (64)       (45)       -42.2%        (171)      (226)        24.3%

TOTAL CONTINUING OPERATIONS
     Sales                               1,283        910         41.0%       3,892      3,127         24.5%
     Operating Profit (Loss)               103         40        157.5%         153        105         45.7%
     OP (Loss) without Special Items       103         40        157.5%         153        181        -15.5%
     Depreciation & Amortization           107         68         57.4%         317        210         51.0%
     Capital Expenditures                   33         20         65.0%          72         57         26.3%
     EBITDA                                210        108         94.4%         470        315         49.2%

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           THIRD QUARTER 1997 REPORT
                          ($ in millions) (unaudited)



                                             Three Months Ended                    Nine Months Ended
                                                September 30                          September 30
                                         1997       1996     % Change          1997       1996     % Change
                                         ----       ----     --------          ----       ----     --------

WELCO:
  ENERGY SYSTEMS
     Orders                                312        279         11.8%         787        938        -16.1%
     Backlog                             2,697      3,292        -18.1%       2,697      3,292        -18.1%
     Sales                                 265        280         -5.4%         761        815         -6.6%
     Operating Profit (Loss)                 7         15        -53.3%         (36)        (9)      -300.0%
     OP (Loss) without Special Items         7         15        -53.3%         (36)        23       -256.5%
       OP Margin w/o Special Items        2.6%       5.4%          N/A         -4.7%       2.8%        N/A
     Depreciation & Amortization            13          9         44.4%          36         33          9.1%
     Capital Expenditures                    4          5        -20.0%          14         19        -26.3%

  POWER GENERATION
     Orders                                204        538        -62.1%       1,052      1,725        -39.0%
     Backlog                             2,354      2,957        -20.4%       2,354      2,957        -20.4%
     Sales                                 405        527        -23.1%       1,464      1,425          2.7%
     Operating Profit (Loss)              (232)         5      -4740.0%        (273)      (132)      -106.8%
     OP (Loss) without Special Items      (232)         5      -4740.0%        (273)       (77)      -254.5%
       OP Margin w/o Special Items       -57.3%      0.9%         N/A         -18.6%      -5.4%        N/A
     Depreciation & Amortization            11          5        120.0%          32         28         14.3%
     Capital Expenditures                    8         20        -60.0%          28         32        -12.5%

  OTHER POWER SYSTEMS
     Orders                                (48)        (8)      -500.0%         (79)      (122)        35.2%
     Backlog                              (533)      (445)       -19.8%        (533)      (445)       -19.8%
     Sales                                 (48)       (38)       -26.3%        (155)      (125)       -24.0%
     Operating Profit (Loss)               (21)       (20)        -5.0%         (52)      (343)        84.8%
     OP (Loss) without Special Items       (21)       (20)        -5.0%         (52)       (54)         3.7%
       OP Margin w/o Special Items        43.8%      52.6%        N/A          33.5%      43.2%        N/A
     Depreciation & Amortization             -          -         N/A              -          -        N/A
     Capital Expenditures                    -          -         N/A              -          -        N/A

TOTAL POWER SYSTEMS
     Orders                                468        809        -42.2%       1,760      2,541        -30.7%
     Backlog                             4,518      5,804        -22.2%       4,518      5,804        -22.2%
     Sales                                 622        769        -19.1%       2,070      2,115         -2.1%
     Operating Profit (Loss)              (246)         -         N/A          (361)      (484)        25.4%
     OP (Loss) without Special Items      (246)         -         N/A          (361)      (108)      -234.3%
       OP Margin w/o Special Items       -39.5%         -         N/A         -17.4%      -5.1%        N/A
     Depreciation & Amortization            24         14         71.4%          68         61         11.5%
     Capital Expenditures                   12         25        -52.0%          42         51        -17.6%

  GOVERNMENT OPERATIONS
     Orders                                 18          1       1700.0%          24          3        700.0%
     Backlog                                25         22         13.6%          25         22         13.6%
     Sales                                  25         27         -7.4%          72         78         -7.7%
     Operating Profit (Loss)                13         18        -27.8%          42         49        -14.3%
     OP (Loss) without Special Items        13         18        -27.8%          42         49        -14.3%
       OP Margin w/o Special Items        52.0%      66.7%        N/A         58.3%      62.8%         N/A
     Depreciation & Amortization             -          1       -100.0%           1          3        -66.7%
     Capital Expenditures                    -          -         N/A             1          2        -50.0%

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           THIRD QUARTER 1997 REPORT
                          ($ in millions) (unaudited)



                                             Three Months Ended                    Nine Months Ended
                                                September 30                          September 30
                                         1997       1996     % Change          1997       1996     % Change
                                         ----       ----     --------          ----       ----     --------

  CORPORATE & OTHER
     Orders                                 18         12         50.0%          34         77        -55.8%
     Backlog                                17         21        -19.0%          17         21        -19.0%
     Sales                                  13         28        -53.6%          39         89        -56.2%
     Operating Profit (Loss)               (21)       (17)       -23.5%         (67)      (458)        85.4%
     OP (Loss) without Special Items       (21)       (17)       -23.5%         (67)       (81)        17.3%
       OP Margin w/o Special Items      -161.5%     -60.7%         N/A       -171.8%     -91.0%         N/A
     Depreciation & Amortization             5          4         25.0%          11         16        -31.3%
     Capital Expenditures                   (1)         1       -200.0%           -          4       -100.0%

TOTAL WELCO
     Orders                                504        822        -38.7%       1,818      2,621        -30.6%
     Backlog                             4,560      5,847        -22.0%       4,560      5,847        -22.0%
     Sales                                 660        824        -19.9%       2,181      2,282         -4.4%
     Operating Profit (Loss)              (254)         1     -25500.0%        (386)      (893)        56.8%
     OP (Loss) without Special Items      (254)         1     -25500.0%        (386)      (140)      -175.7%
       OP Margin w/o Special Items       -38.5%       0.1%         N/A        -17.7%      -6.1%         N/A
     Depreciation & Amortization            29         19         52.6%          80         80          -
     Capital Expenditures                   11         26        -57.7%          43         57        -24.6%


  THERMO KING
     Orders                                264        210         25.7%         830        731         13.5%
     Backlog                               180        121         48.8%         180        121         48.8%
     Sales                                 262        234         12.0%         768        747          2.8%
     Operating Profit (Loss)                53         49          8.2%         151        142          6.3%
     OP (Loss) without Special Items        53         49          8.2%         151        142          6.3%
       OP Margin w/o Special Items        20.2%      20.9%         N/A         19.7%      19.0%         N/A
     Depreciation & Amortization             3          3          -             11          9         22.2%
     Capital Expenditures                    6          3        100.0%          16         10         60.0%


WELCO and Thermo King are reported
as Discontinued Operations for all
periods.